SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS:

                                  -----------------

                         Tax Free Money Fund Investment

Effective on or about November 11, 2008, the existing class of shares of Tax Free Money Fund Investment will be known as Tax Free Money Fund Investment -- Premier Shares.

This change does not represent a change in the current investment strategy or policies of the fund.

Effective immediately, the following information supplements disclosure in "The Fund's Main Investment Strategy" section of the fund's prospectus:

Normally, the fund will not invest in municipal obligations that pay interest that is subject to the federal alternative minimum tax.












               Please Retain This Supplement for Future Reference


November 5, 2008
TFMF-3600